Exhibit 99.1

Viveon Health Acquisition Corp. Receives Noncompliance Notice Regarding Late Form 10-Q Filing From the NYSE

New York, May 28, 2021 /GLOBE NEWSWIRE/ -- Viveon Health Acquisition Corp. (NYSE: “VHAQU” or the “Company”) announces that on May 25, 2021, as a result of its inability to timely file with the Securities and Exchange Commission ("SEC") its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021 (the "Form 10-Q"), it received a notice from the New York Stock Exchange (the "NYSE") stating that the Company is not in compliance with the NYSE American’s continued listing requirements under the timely filing criteria established in the NYSE American LLC Company Guide. Under the Section 1007 of the NYSE American LLC Company Guide, the Company could be granted up to 12 months to cure the late filer deficiency. The initial six month period to regain compliance is automatic and the additional six months is only granted upon request by the Company and approval by the NYSE. The NYSE notice has no immediate effect on the listing or trading of the Company's securities on the NYSE American.

As previously disclosed by the Company in its Form 12b-25 filed with the SEC on May 17, 2021, the Company was unable to file its Form 10-Q by its original deadline without unreasonable effort or expense due to the fact that the financial statements could not be completed in sufficient time to solicit and obtain the necessary review of the Form 10-Q in a timely fashion prior to the original due date of the report. The Company is still working to complete certain disclosure regarding the financial information in the Form 10-Q and expects that it will file the Form 10-Q no later than June 4, 2021. However, the timing of the filing is uncertain at this moment, and this projected filing date could change.

About Viveon Health Acquisition Corp.

Viveon Health Acquisition Corp. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release contains certain forward-looking statements that express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms "believes," "estimates," "anticipates," "expects," "seeks," "projects," "intends," "plans," "may," "will" or "should" or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this press release and include statements regarding our intentions, beliefs or current expectations concerning the Company's performance, business and future events, including its ability to file the Form 10-Q and the attendant consequences with the SEC and NYSE and the continued listing of the Company's securities on the NYSE American. Such forward looking statements are based on management's expectations, beliefs and forecasts concerning future events impacting Viveon Health. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, as well as assumptions, which, if they were to ever materialize or prove incorrect, could cause actual results to differ materially from the from the plans, objectives, expectations, estimates and intentions expressed or implied by such forward-looking statements. The forward-looking statements made in this press release speak only as of the date hereof and we disclaim any obligation, except as required by law, to provide updates, revisions or amendments to any forward-looking statements to reflect changes in our expectations or future events.

Contact:
Rom Papadopoulos
CFO, Viveon Health Acquisition Corp.
404-861-5393